      As filed with the Securities and Exchange Commission on June 6, 2001

                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under The Securities Act of 1933

                            ------------------------

                     EMERGENT INFORMATION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         California                                              33-0080929
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                       4695 MacArthur Court, Eighth Floor
                         Newport Beach, California 92660
                                 (949) 975-1487
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            ------------------------

                     EMERGENT INFORMATION TECHNOLOGIES, INC.
                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                  CATHY L. WOOD
                             Chief Financial Officer
                     Emergent Information Technologies, Inc.
                       4695 MacArthur Court, Eighth Floor
                             Newport Beach, CA 92660
                                 (949) 975-1487
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            ------------------------

                                   Copies to:

                                Thomas A. Waldman
                               Riordan & McKinzie
                       300 South Grand Avenue, 29th Floor
                              Los Angeles, CA 90071
                                 (213) 629-4824


                         CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                         Proposed              PROPOSED
    TITLE OF EACH CLASS OF           Amount               Maximum               MAXIMUM             AMOUNT OF
       SECURITIES TO BE              to be            Offering Price           AGGREGATE          REGISTRATION
          REGISTERED               Registered          Per Share(1)         OFFERING PRICE             FEE
--------------------------------------------------------------------------------------------------------------
         Common Stock               200,000               $1.305             $261,000.00             $65.25
==============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based on the average of the high and low sales prices of the Company's Common Stock on June 5, 2001, as reported on the NASDAQ Small Cap Market.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     Pursuant to General Instruction E to Form S-8 regarding the registration of additional securities, Emergent Information Technologies, Inc. (the "Company") hereby incorporates herein by reference the contents of the Registration Statement of the Company on Form S-8 filed with the Securities and Exchange Commission on December 4, 2000, Registration No.333-51174 with respect to the Company's Employee Stock Purchase Plan.

ITEM 8. EXHIBITS.

           5.1     Opinion of Riordan & McKinzie.

          23.1     Consent of Riordan & McKinzie (included in Exhibit 5.1).

          23.2     Independent Auditors' Consent.

          24.1     Power of Attorney (included on page II-2).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Newport Beach, State of California, on June 5, 2001.


                                        EMERGENT INFORMATION TECHNOLOGIES, INC., a California corporation


                                        By: /s/ CATHY L. WOOD
                                            ------------------------------------
                                                Cathy L. Wood
                                                Chief Financial Officer

     We, the undersigned directors and officers of Emergent Information Technologies, Inc., do hereby constitute and appoint Steven S. Myers and Cathy
L. Wood our true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for us and in our name, place and stead, in any and all capacities to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended (the "Securities Act") and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto as well as any related registration statement (or amendment thereto) filed in reliance upon Rule 462(b) under the Securities Act, with all exhibits thereto and other documents in connection therewith, and we do hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                Signature                                    Title                              Date
                ---------                                    -----                              ----
         /s/ STEVEN S. MYERS                   Chairman of the Board, President and         June 5, 2001
-----------------------------------------      Chief Executive Officer (Principal
             Steven S. Myers                   Executive Officer)


          /s/ CATHY L. WOOD                    Chief Financial Officer (Principal           June 5, 2001
-----------------------------------------      Financial Officer and Principal
              Cathy L. Wood                    Accounting Officer)



      /s/ J. CHRISTOPHER LEWIS                 Director                                     June 5, 2001
-----------------------------------------
          J. Christopher Lewis


       /s/ LUTHER J. NUSSBAUM                  Director                                     June 5, 2001
-----------------------------------------
           Luther J. Nussbaum


         /s/ ALBERT S. NAGY                    Director                                     June 5, 2001
-----------------------------------------
             Albert S. Nagy

                                INDEX TO EXHIBITS


Sequentially
  Numbered                                                                 Page
  Exhibit                          Description                            Number
------------                       -----------                            ------

    5.1      Opinion of Riordan & McKinzie.

   23.1      Consent of Riordan & McKinzie (included in Exhibit 5.1).

   23.2      Independent Auditors' Consent.

   24.1      Powers of Attorney (included on page II-2).